Item 1: Report to Shareholders

California Tax-Free Bond Fund	August 31, 2007

The views and opinions in this report were current as of August 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal securities struggled in the six-month period ended August 31, 2007, as investors flocked to Treasuries late in our reporting period amid concerns that increasing mortgage defaults and delinquencies, dramatically tighter lending conditions, and a liquidity squeeze in the asset-backed commercial paper market would lead to a significant economic slowdown. In an attempt to stabilize the financial markets with increased liquidity, the Federal Reserve reduced the discount rate in mid-August and added billions of dollars to the banking system on several occasions. Immediately after our reporting period, the Fed again lowered the discount rate and also reduced the fed funds rate in an effort to bolster the slowing economy. In this environment, the California Tax-Free Money Fund saw another improvement in its results, thanks to the higher yields on securities with the shortest maturities, while the California Tax-Free Bond Fund produced lackluster returns but fared better than its average competitor.

HIGHLIGHTS

• Tax-free bonds produced lackluster returns as investors fled to the safety of Treasury securities late this summer, while tax-free money securities performed better and avoided much of the turmoil surrounding their taxable counterparts.

• The California Tax-Free Bond and Tax-Free Money Funds outpaced their Lipper benchmarks for the 6- and 12-month periods ended August 31, 2007.

• The relative returns of both funds benefited from their low costs.

• In our view, the recent sell-off in tax-free securities has created more compelling values relative to taxable bonds.

THE FED'S ROLE IN MAINTAINING FINANCIAL MARKETS

In its role as the nation’s central bank, the Federal Reserve is charged with maintaining economic stability and setting monetary policy, which impacts mortgage rates, credit card costs, and fixed-income yields. Keeping inflation in check while maintaining sustainable economic growth has typically been the Fed’s most visible role. The Fed raises interest rates to curb inflation and lowers them to stimulate economic growth. But periodically, the Fed takes an active role in relieving market turmoil to ensure the orderly functioning of financial markets.

The Fed became a highly visible player in dealing with the subprime mortgage market meltdown. As in past instances of financial market disorder, it all started with investors hunting for extraordinary returns and ignoring the clear risks. Capital flooded into assets that were thought to offer higher returns—in this case subprime mortgages—and then rushed back out when the assets turned out to be riskier than originally thought. Worries spread about defaulting subprime loans. Panicky financial institutions wanted to dump their subprime mortgage securities, but they could not be priced. Instead, investors sold their holdings of high-yield, emerging market, and investment-grade bonds in order to reduce their risk exposure. As a result, all fixed-income markets, including municipals, were roiled. Investors seeking security pushed up Treasury and municipal bond prices, which drove down the prices of other, less secure bonds. (Bond prices and yields move in opposite directions.)

As the “credit crunch” worsened, the Fed signaled to the banking system that it was serious about easing the stress. It aggressively added reserves into the banking system to stanch upward pressure on the federal funds rate. Subsequently, in an effort to counteract the crisis in market confidence and stimulate short-term lending, it lowered the discount rate and offered longer-term loans against a wide range of collateral, including mortgage-backed securities. While there are signs that stability is returning to some sectors in the credit market, fragility persists.

As in past crises, the Fed worried that the financial turmoil would spill over and weaken the economy. Indeed, Federal Reserve Chairman Ben Bernanke made it clear that limiting the impact of financial markets’ turmoil on the U.S. economy is the Fed’s top priority. “The Federal Open Market Committee [the Fed’s policymaking group] is monitoring the situation and is prepared to mitigate the adverse effects on the economy arising from the disruptions in financial markets,” he said. Beyond the narrowly focused actions taken to improve the functioning of the financial markets that were made independent of the economic outlook, the Fed stands ready to lower the federal funds rate in order to support the economy, should the conditions arise.

MARKET ENVIRONMENT

The economy expanded at an annualized rate of 4% in the second quarter of 2007, rebounding soundly from a yearlong slowdown that was driven primarily by housing market weakness. However, economic growth and consumer activity for the rest of the year seem likely to be more sluggish due to the deepening downturn in residential real estate, a slower pace of job growth, and generally stricter lending standards. The media have increasingly referred to this as a “credit crunch” following the implosion of the subprime mortgage market, through which borrowers with higher credit risks had easily obtained mortgage loans during the housing market’s boom years.

Although the elevated level of inflation has shown signs of easing in recent months, the Federal Reserve kept the fed funds target rate at 5.25% because central bank officials argued that “a sustained moderation in inflation pressures has yet to be convincingly demonstrated.” However, in light of recent capital market turbulence and expectations for continued housing market weakness, unemployment is likely to begin rising, which could help ease inflation pressures.

As it became clear that the fallout of subprime mortgage defaults was broader than expected, liquidity in the financial markets quickly evaporated, which prompted the Fed to reduce the discount rate—the interest rate paid by financial institutions that borrow from the central bank—from 6.25% to 5.75% on August 17. After our reporting period, the central bank again lowered the discount rate and also reduced the fed funds target rate from 5.25% to 4.75% on September 18. Many believe that further reductions are likely, particularly if financial market instability threatens economic growth.

As shown in the graph below, yields on California municipal bonds generally increased from February through June as the economy showed signs of strengthening and the likelihood of a Fed rate cut seemed remote. In the last two months of our reporting period, Treasury bond prices surged and yields tumbled in response to the revelations of subprime mortgage-related losses suffered by hedge funds, institutional investors, and financial firms. Municipal securities failed to participate in this flight to quality; in fact, municipals, despite reasonably good fundamentals, suffered their worst performance relative to Treasuries in about two decades, as nontraditional municipal investors, such as hedge funds and tender option bond programs, sold their holdings. The outperformance of Treasuries helped taxable bonds surpass their tax-free counterparts in the last six months: The Lehman Brothers U.S. Aggregate Index returned 1.54% versus -0.57% for the Lehman Brothers Municipal Bond Index.

MUNICIPAL MARKET NEWS

New municipal issuance for the first eight months of 2007 totaled more than $290 billion, according to The Bond Buyer. Despite a sharp drop in issuance in August, new supply for 2007 could surpass the $408 billion record set in 2005. Demand for tax-free securities dried up temporarily in August as investors flocked to Treasury securities, but high-quality municipals enjoyed some renewed buying interest after our reporting period.

In a reversal of a multiyear trend, shorter-term municipals held up better than longer-term issues in the last six months, while higher-quality issues did much better than below investment-grade securities. Some of the better performers included state-issued general obligations maturing in one to five years as well as prerefunded bonds that are backed by U.S. Treasuries. Revenue bonds, tobacco bonds, and high-yield municipals were among the weakest segments. Bonds with long durations (that is, those with greater interest rate sensitivity) also struggled, including securities at the long end of the municipal yield curve, which has seen about one-third of all new municipal issuance in the last five years, according to Lehman Brothers.

CALIFORNIA MARKET NEWS

California’s economic expansion appears to be waning. During the one-year period ended July 2007, California’s nonfarm payroll employment grew by only 173,000, or 1.1%, a result that failed to match the modest 1.4% increase for the nation. Likewise, the state’s unemployment rate rose to 5.3% in July, which compared unfavorably with the national rate of 4.6%. Reflecting the pattern nationwide, the weakening housing sector has been at the center of the slowdown. Sales of existing single-family homes slowed for the fifth consecutive month to a seasonally adjusted annual rate of 351,000—23% below the pace in the same period last year.

Softer economic growth has yet to have a dramatic effect on state finances, but the trends are not favorable. State officials estimate that general fund revenues for fiscal year 2007, which ended on June 30, 2007, totaled $96 billion, a 3% increase over fiscal year 2006. When the prior year’s reserves are included, total resources available to the state were $106 billion. Expenditures in fiscal year 2007 are expected to total $102 billion, which would generate a general fund balance of $4 billion. The current year’s (fiscal year 2008) budget, which was passed in August, projects general fund revenues to increase to $101 billion, while total available resources would remain at $105 billion. While expenditures are expected to be flat, previous drawdowns in reserves would result in a reduction in the general fund balance to only $3 billion.

California’s longer-term fiscal position remains favorable, however, and this is reflected in its stable and even improving credit ratings. As of August 1, 2007, California had $51 billion of general obligation debt and $8 billion in lease- and appropriation-backed debt outstanding. Debt service as a percentage of the state’s budget is approximately 5% and remains manageable. Moody’s, S&P, and Fitch maintained their credit ratings of A1, A+, and A+, respectively, during the first half of 2007. S&P, however, raised the outlook for its credit rating to positive, while Moody’s and Fitch maintained their stable outlooks. The ratings are for the state’s general obligation pledge, its strongest. The state also issues lease- and appropriation-backed debt. These are generally rated one notch below the general obligation pledge.

PORTFOLIO STRATEGIES

California Tax-Free Money Fund
Your fund returned 1.60% and 3.11% for the 6- and 12-month periods ended August 31, respectively, slightly ahead of its Lipper benchmark for both periods. The seven-day simple yield increased again, ending August at 3.30%.

As we ended our six-month reporting cycle, the normally smoothly functioning money markets burst into the headlines as victims of the contagion spreading from the subprime mortgage meltdown. While municipal money markets were relatively unaffected by these troubles, taxable money markets came under intense scrutiny, resulting in rapidly widening credit spreads and liquidity fears. These fears added a risk premium to the London Interbank Offered Rate (Libor)—a measure of global taxable money market rates—not seen in years. Libor-based commercial paper rates out to six months were as much as 50 to 60 basis points (0.50% to 0.60%) higher than the federal funds rate, reflecting investors’ concerns over spreading credit risk. At the same time, a flight to quality drove yields on short-term Treasury paper well below the federal funds rate. The unsettled state of this market, along with the economic implications of a slowing housing market, raised investors’ expectations for a rapid series of rate cuts by the Federal Reserve.

By comparison, the municipal money market barely missed a beat. Some signs of economic strength in May and June drove yields on one-year national municipal obligations to the highest levels for the cycle as they peaked at 3.60% . Ensuing data caused investors to rethink events, however, and note yields retraced their rise and ended the period barely changed at 3.45%. Particularly strong demand for California tax-exempt paper continues to push California yields about 20 basis points lower than national yields. The greatest opportunity for yield remains among securities with the shortest maturities where variable-rate supply continues to surge: Overnight and seven-day rates averaged 10 to 15 basis points higher over the prior period, around 3.55%. Therefore, our strategy has been to overweight this portion of the yield curve; as a result, the fund’s weighted average maturity continues to trend near the low end of its historical range.

The increased likelihood of further Fed rate cuts in the near term suggests some modification to our portfolio strategy. However, the overwhelming portion of new issue supply in our market continues to be in the form of very short-term, variable-rate securities. The supply should continue to make this part of our curve the most attractive in terms of yield. Until this dynamic changes substantially, we expect to maintain an overweight position in the variable-rate (shortest-term) portion of the curve. Also, we are actively reducing the number of investments subject to the alternative minimum tax, and we expect the fund to have minimal exposure by year-end.

California Tax-Free Bond Fund
Your fund returned -0.91% and 1.90% for the 6- and 12-month periods ended August 31, respectively. These returns did not match our longer-term results, but they again exceeded the Lipper peer group average. Along with most of the non-Treasury fixed-income market, municipals suffered as the subprime contagion in the latter months of the period caused a decline in bond valuations.

In contrast to our last reporting period, longer-term and lower-rated credits underperformed. In our previous letter, we noted that our exposure to lower-rated credits had decreased due to refundings and that we were hesitant to repopulate the portfolio with such issues given our concern that the difference in yields between high-and low-quality issues had become too narrow. We had additional securities refunded during the recent period, which further lowered our exposure to lower-rated securities, and we remained cautious about replacing them given the tight yield spreads. Our decreased exposure to these areas of the market contributed to the fund’s outperformance of the peer group average. Master Settlement Agreement-backed tobacco debt also saw fairly large declines in valuation. We had increased exposure to tobacco in March, when California came to market with a fairly sizable deal, but we sold most of the new position at a profit earlier in the reporting period. Our overall exposure remained fairly conservative, and this also benefited returns as the segment fared poorly.

The fund’s duration moved higher during the period, from 5.4 to 5.7 years. Because the benchmark’s duration increased even more, however, this effectively moved the portfolio from a long posture in early March to a slightly defensive one from the middle of the period onward. The fund’s weighted average maturity declined from 14.3 to 14.0 years, as we lowered exposure in the longer range of the yield curve.

Fund holdings that underperformed were mainly longer-term issues with long durations, or a high degree of price sensitivity to changes in interest rates. Zero-coupon bonds and long noncallable issues were hardest hit. In addition, tobacco holdings and uninsured hospital bonds also saw an increase in relative yields and posted large declines. Reduced exposure to the long end of the yield curve again helped mitigate losses. Better performers in the fund consisted of a handful of holdings that were refunded, including California general obligation bonds and community facility district debt. In general, bond holdings maturing in less than seven years fared best, a story very different from the past year or so.

Prerefunded bonds remained our largest sector holding, and their weighting in the portfolio slightly increased as holdings were refunded during the six-month period. Our exposure to dedicated tax revenue and hospital revenue debt declined. The fund’s higher-quality holdings, namely AA and AAA paper, increased as a percentage of holdings from 60% to 63%. Below investment-grade holdings declined from 8% to 6% of net assets.

We are likely to maintain a duration posture fairly close to neutral relative to the benchmark for the time being, factoring in our economic outlook and the market volatility we have recently experienced. As always, we will seek to uncover opportunities related to market imbalances, utilizing both our trading and credit research capabilities.

OUTLOOK

Weak employment and housing market data have strengthened the impression that downside risks to the economy are mounting as a result of ongoing financial market dislocations, and the Federal Reserve has demonstrated through rate reductions in August and September that it will “act as needed” to keep such disruptions from derailing the economy. At present, we believe that the central bank could reduce the fed funds rate to as low as 4.25% by March 2008, which should provide a material stimulus to the economy next year and may be supportive for higher-quality bond prices in the near term.

The recent sell-off in tax-free securities and the widening of credit spreads between higher- and lower-quality municipal securities was driven by a flight to safety, rather than credit concerns. In light of generally favorable fundamentals for the municipal market, municipals now offer more compelling values relative to taxable bonds, in our view, particularly for investors in the highest tax brackets. As always, we will continue to rely upon our dedicated proprietary research to uncover the best risk-adjusted credit opportunities available and selectively invest in attractive income-producing investments.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
California Tax-Free Money Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
California Tax-Free Bond Fund

September 20, 2007

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment program.

RISKS OF INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded, or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield.

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lehman Brothers Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Libor: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Tender option bonds: Obligations that grant the bondholder the right to require the issuer (or a specified third party acting as agent for the issuer) to purchase the bonds, usually at par, at a specified time or times prior to maturity or upon the occurrence of certain events or conditions.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed-income portfolio is to study trends reflected by comparative yield curves.

Performance and Expenses
GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	6 Months Ended 8/31/07‡	Year Ended 2/28/07‡	2/28/06‡	2/28/05‡	2/29/04	2/28/03
NET ASSET VALUE						
Beginning of period	$ 11.08	$ 11.03	$ 11.09	$ 11.29	$ 11.15	$ 10.94
Investment activities						
Net investment income	0.24	0.48	0.47	0.48	0.48	0.50
Net realized and unrealized gain (loss)	(0.34)	0.05	(0.05)	(0.19)	0.15	0.21
Total from investment activities	(0.10)	0.53	0.42	0.29	0.63	0.71
Distributions						
Net investment income	(0.24)	(0.48)	(0.47)	(0.48)	(0.48)	(0.50)
Net realized gain	–	–	(0.01)	(0.01)	(0.01)	–
Total distributions	(0.24)	(0.48)	(0.48)	(0.49)	(0.49)	(0.50)
NET ASSET VALUE						
End of period	**$ 10.74**	**$ 11.08**	**$ 11.03**	**$ 11.09**	**$ 11.29**	**$ 11.15**
Ratios/Supplemental Data						
Total return^	(0.91)%	4.92%	3.90%	2.66%	5.84%	6.63%
Ratio of total expenses to average net assets	0.52%†	0.51%	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	4.32%†	4.37%	4.30%	4.33%	4.38%	4.52%
Portfolio turnover rate	19.2%†	27.5%	21.2%	36.3%	19.9%	28.5%
Net assets, end of period (in thousands)	$ 312,432	$ 309,894	$ 296,108	$ 266,033	$ 270,441	$ 275,303

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

† Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments †

(Amounts in 000s)

	$ Par	Value
MUNICIPAL SECURITIES 99.7%		
CALIFORNIA 93.3%		
Anaheim PFA, Electric, 5.00%, 10/1/19 (1)	2,000	2,111
Antelope Valley, 5.25%, 8/1/39 (1)	2,000	2,097
Antioch PFA, 5.85%, 9/2/15	2,305	2,379
Apple Valley Redev. Agency, 5.00%, 6/1/32 (2)	2,500	2,540
Banning Fin. Auth., Electric, 5.00%, 6/1/38 (3)	1,750	1,771
Bay Area Toll Auth., 5.00%, 4/1/31	2,500	2,568
Brea Redev. Agency, 6.00%, 3/1/22	1,215	1,233
Burbank Glendale Pasadena Airport Auth., 5.00%, 7/1/25 (2)(4)	1,000	1,006
Burbank PFA, Golden State Redev., 5.00%, 12/1/16 (5)	1,000	1,070
California, 5.25%, 4/1/29 (Prerefunded 4/1/14) (6)	1,000	1,085
California, 5.65%, 6/1/30 (Prerefunded 6/1/10) (6)	105	111
California, Economic Recovery, 5.25%, 7/1/13	4,625	4,978
California, GO, 5.00%, 2/1/33 (Prerefunded 2/1/14) (6)	5,000	5,345
California, GO, 5.00%, 6/1/37	2,000	2,004
California, GO, 5.375%, 6/1/26 (5)	395	398
California, GO, 5.50%, 11/1/33	5,000	5,231
California, GO, 5.65%, 6/1/30	30	31
California, Veterans Housing, GO, 5.05%, 12/1/36 (4)	2,000	1,982
California Dept. of Veteran Affairs, 4.60%, 12/1/28	1,275	1,212
California Dept. of Veteran Affairs, Home Purchases 5.50%, 12/1/19 (4)	1,025	1,058
California Dept. of Water Resources, 5.75%, 5/1/17 (Prerefunded 5/1/12) (6)	1,300	1,428
California Dept. of Water Resources, 7.00%, 12/1/11 (7)	465	527
California Dept. of Water Resources, 7.00%, 12/1/11	1,265	1,426
California Dept. of Water Resources, 7.00%, 12/1/12 (7)	270	314
California Dept. of Water Resources, 7.00%, 12/1/12	730	842

California Dept. of Water Resources, Power Supply 5.50%, 5/1/14 (2)	3,750	4,059
California Dept. of Water Resources, Power Supply, VRDN 3.83%, 5/1/20	300	300
California Dept. of Water Resources, Power Supply, VRDN 3.95%, 5/1/22	4,000	4,000
California EFA, Loyola Marymount, Zero Coupon, 10/1/13 (Prerefunded 10/1/09) (1)(6)	4,000	2,978
California EFA, Santa Clara Univ., 5.00%, 9/1/23 (1)	1,000	1,061
California EFA, Scripps College, 5.25%, 8/1/21	2,000	2,052
California EFA, Univ. of Southern California, 5.50%, 10/1/27	3,545	3,678
California EFA, Univ. of the Pacific, 5.00%, 11/1/21	1,000	1,028
California HFA, Adventist Health, VRDN, 3.90%, 9/1/28 (1)	800	800
California HFA, Cedars-Sinai Medical Center, 5.00%, 11/15/16	350	363
California HFA, Cedars-Sinai Medical Center, 6.125%, 12/1/19 (Prerefunded 12/1/09) (6)	2,000	2,125
California HFA, Sutter Health, 6.25%, 8/15/31	2,000	2,135
California Housing Fin. Agency, Home Mortgage, 5.75%, 8/1/30 (4)(5)	2,480	2,590
California Infrastructure & Economic Dev. Bank Gladstone Institutes, 5.25%, 10/1/34	2,500	2,522
California Infrastructure & Economic Dev. Bank, J. Paul Getty Trust, 3.90%, 4/1/33 (Tender 12/1/11)	2,000	2,012
California Infrastructure & Economic Dev. Bank J. Paul Getty Trust, VRDN, 3.85%, 10/1/23	300	300
California Infrastructure & Economic Dev. Bank Kaiser Permanente, 5.55%, 8/1/31	2,500	2,556
California Infrastructure & Economic Dev. Bank, Performing Arts Center of Los Angeles County, 5.00%, 12/1/32	1,000	997
California Infrastructure & Economic Dev. Bank Scripps Research Institute, 5.75%, 7/1/30	1,000	1,021
California Municipal Fin. Auth., Cancer Center of Santa Barbara 5.00%, 6/1/31 (8)	1,410	1,337

California Municipal Fin. Auth., Community Hospitals Central 5.00%, 2/1/14	1,790	1,816
California Pollution Control Fin. Auth., Waste Management 5.00%, 6/1/18 (Tender 6/1/08)	2,100	2,107
California Pollution Control Fin. Auth., Waste Management 5.10%, 6/1/18 (Tender 6/1/08) (4)	1,500	1,502
California Pollution Control Fin. Auth., Waste Management 5.40%, 4/1/25 (4)	1,000	968
California Public Works Board, 5.00%, 1/1/21	2,575	2,649
California Public Works Board, 5.00%, 11/1/31	2,500	2,518
California Public Works Board, 5.25%, 3/1/21 (2)	2,455	2,551
California Public Works Board, Butterfield, 5.00%, 6/1/17	1,000	1,050
California Public Works Board, Dept. of Corrections 5.25%, 6/1/28	1,000	1,026
California Public Works Board, Dept. of Corrections 5.50%, 6/1/23	2,000	2,118
California Public Works Board, Mental Health, 5.50%, 6/1/23	2,500	2,657
California Public Works Board, Mental Health, Coalinga 5.125%, 6/1/29	250	254
California Public Works Board, Univ. of California Regents 5.50%, 6/1/14	2,000	2,159
California Public Works Board, Univ. of California Research 5.00%, 10/1/26	1,600	1,639
California Public Works Board, Univ. of California Research 5.00%, 10/1/28	2,520	2,577
California State Univ. Trustees, 5.00%, 11/1/23 (1)	4,000	4,143
California State Univ. Trustees, 5.50%, 11/1/16 (2)	1,500	1,622
California Statewide CDA, Daughters of Charity Health 5.25%, 7/1/24	1,760	1,740
California Statewide CDA, Daughters of Charity Health 5.25%, 7/1/35	2,000	1,926
California Statewide CDA, Front Porch Communities 5.125%, 4/1/37 (9)	2,000	1,834

California Statewide CDA, Huntington Memorial Hosp. 5.00%, 7/1/27	2,000	1,985
California Statewide CDA, Kaiser Permanente, 5.50%, 11/1/32	2,750	2,797
California Statewide CDA, Memorial Health Services 6.00%, 10/1/23	2,000	2,110
California Statewide CDA, Southern California Edison 4.10%, 4/1/28 (3) (Tender 4/1/13)	2,500	2,511
California Statewide CDA, Sutter Health, 5.50%, 8/15/28	1,430	1,485
California Tobacco Securitization Agency Tobacco Gold Country Funding, 5.75%, 6/1/27 (Prerefunded 6/1/12) (6)	420	448
California Tobacco Securitization Agency, Tobacco Industry STEP, 0.00%, 6/1/21	3,000	2,395
Capistrano Unified School Dist., No. 90-2 Talega 5.875%, 9/1/23	1,000	1,033
Capistrano Unified School Dist., No. 90-2 Talega 6.00%, 9/1/32 (Prerefunded 9/1/13) (6)	1,250	1,398
Castaic Lake Water Agency, 7.00%, 8/1/12 (1)	1,000	1,141
Castaic Lake Water Agency, 7.00%, 8/1/13 (1)	1,700	1,975
Castaic Union School Dist., GO, Zero Coupon, 5/1/18 (5)	4,175	2,540
Chula Vista, Multi-Family Housing, 7.50%, 1/1/32 (Prerefunded 1/1/04) (4)(6)	3,910	4,127
Chula Vista Industrial Dev., PCR, San Diego Gas & Electric 5.00%, 12/1/27 (4)	2,000	1,967
Chula Vista Industrial Dev., PCR, San Diego Gas & Electric 5.50%, 12/1/21 (4)	3,000	3,075
East Palo Alto Redev. Agency, Univ. Circle Gateway/101 Corridor, 6.625%, 10/1/29	1,500	1,592
Fillmore County PFA, Sewer, 5.00%, 5/1/37 (10)	3,000	3,037
Foothill / Eastern Transportation Corridor Agency Zero Coupon, 1/1/17 (7)	2,000	1,342
Foothill De Anza Community College Dist., GO 5.00%, 8/1/27 (2)	2,500	2,563
Golden State Tobacco Securitization Corp., Tobacco Industry 5.75%, 6/1/47	250	243

Golden State Tobacco Securitization Corp., Tobacco Settlement 5.625%, 6/1/38 (Prerefunded 6/1/13) (6)	5,500	5,970
Inland Empire Solid Waste Fin. Auth., 6.25%, 8/1/11 (4)(7)(11)	825	860
Intermodal Container Transfer Fac., Long Beach Harbor 5.75%, 11/1/14 (2)	1,500	1,666
Jefferson Union High School Dist., GO, 6.45%, 8/1/25 (1)	1,250	1,533
Jefferson Union High School Dist., GO, 6.45%, 8/1/29 (1)	1,000	1,260
Kern County Union High School Dist., 7.00%, 8/1/10 (1)(7)	1,000	1,094
Lincoln, Special Tax Dist. #2003-1, 6.00%, 9/1/34 (Prerefunded 9/1/13) (6)	445	503
Loma Linda, Univ. Medical Center, 5.00%, 12/1/22	1,000	970
Long Beach Harbor, 5.25%, 5/15/23 (4)	3,000	3,091
Long Beach Harbor, 5.50%, 5/15/16 (1)(4)	2,500	2,665
Long Beach Harbor, 6.00%, 5/15/17 (4)(5)	1,000	1,128
Los Angeles County Public Works Fin. Auth., 5.00%, 12/1/27 (1)	4,170	4,269
Los Angeles County Public Works Fin. Auth., Rowland Heights 5.50%, 10/1/18 (11)	1,500	1,630
Los Angeles Dept. of Water & Power Electric VRDN, 3.90%, 7/1/34	500	500
Los Angeles Dept. of Water & Power Waterworks 5.00%, 7/1/31 (2)	1,600	1,648
Los Angeles Dept. of Water & Power Waterworks VRDN, 3.94%, 7/1/35	500	500
Los Angeles Harbor, 5.50%, 8/1/19 (2)(4)	2,000	2,084
Los Angeles Harbor, 7.60%, 10/1/18 (7)	3,410	4,064
Los Angeles Unified School Dist., 5.375%, 7/1/25 (Prerefunded 7/1/10) (5)(6)	1,500	1,573
Los Angeles Wastewater, 5.00%, 6/1/25 (5)	2,500	2,547
Modesto Irrigation Dist., COP, 5.00%, 7/1/23 (11)	3,030	3,095
Oakland, GO, 5.00%, 1/15/26 (2)	2,500	2,581
Orange County Community Fac. Dist., Ladera Ranch 6.00%, 8/15/32 (Prerefunded 8/15/10) (6)	1,000	1,077

Orange County Sanitation Dist., VRDN, 3.95%, 8/1/30	15	15
Palm Springs, Int'l. Airport, 5.35%, 7/1/15 (4)	455	447
Palm Springs, Int'l. Airport, 5.40%, 7/1/16 (4)	365	360
Palm Springs, Int'l. Airport, 5.55%, 7/1/28 (4)	530	513
Palomar Community College Dist., Election of 2006, GO 4.75%, 5/1/29 (11)	1,000	1,002
Pasadena, 6.25%, 1/1/18	2,445	2,726
Placentia PFA, 5.75%, 9/1/15 (2)	3,160	3,526
Placentia-Yorba Linda Unified School Dist., 5.375%, 8/1/18 (Prerefunded 8/1/12) (5)(6)	1,000	1,080
Pomona Unified School Dist., GO, 6.15%, 8/1/15 (1)	1,000	1,114
Port of Oakland, 5.75%, 11/1/29 (4)(5)	5,000	5,192
Poway Community Fac. Dist. #88-1, 6.75%, 8/15/15	800	829
Riverside County Community College Dist., 5.50%, 8/1/29 (Prerefunded 8/1/14) (1)(6)	3,215	3,548
Riverside County Community College Dist., GO 5.50%, 8/1/29 (1)	35	37
Roseville Natural Gas Fin. Auth., Merrill Lynch & Co. 5.00%, 2/15/13	1,000	1,031
Roseville Natural Gas Fin. Auth., Merrill Lynch & Co. 5.00%, 2/15/14	1,000	1,031
Sacramento City Fin. Auth., 5.00%, 12/1/21 (5)	3,985	4,163
Sacramento City Fin. Auth., 5.00%, 12/1/26 (Prerefunded 6/1/11) (2)(6)	2,000	2,098
Sacramento City Fin. Auth., 5.40%, 11/1/20	6,000	6,550
Sacramento City Fin. Auth., Capital Improvement 5.625%, 6/1/30 (Prerefunded 6/1/10) (6)	1,350	1,435
Sacramento City Fin. Auth., Sacramento Hotel Convention Center, 6.25%, 1/1/30	1,495	1,498
Sacramento Municipal Utility Dist., 5.25%, 8/15/18 (11)	4,155	4,388
Saddleback Valley Unified School Dist. PFA, 6.00%, 9/1/15 (11)	1,375	1,557
San Francisco Bay Area Rapid Transit, Election of 2004, GO 5.00%, 8/1/26	1,720	1,776

San Francisco Bay Area Rapid Transit, Sales Tax, 5.25%, 7/1/16 (Prerefunded 7/1/11) (2)(6)	790	837
San Francisco Bay Area Rapid Transit, Sales Tax, 5.25%, 7/1/18 (Prerefunded 7/1/08) (6)	885	906
San Francisco City and County Redev., Mission Bay South 5.15%, 8/1/35	1,200	1,107
San Jose, El Parador Apartments, 6.10%, 1/1/31 (4)	1,675	1,714
San Mateo County Community College Dist., GO Zero Coupon, 9/1/29 (1)	5,000	1,680
Santa Clara County Fin. Auth., 7.75%, 11/15/11 (2)	1,000	1,152
Santa Clara Redev. Agency, 7.00%, 7/1/10 (2)	1,925	2,030
Solano County, 5.25%, 11/1/24 (Prerefunded 11/1/12) (1)(6)	2,500	2,694
South Orange County PFA, 7.00%, 9/1/07 (1)	2,000	2,000
Southern California Public Power Auth., 6.75%, 7/1/10	2,100	2,260
Southern California Public Power Auth., 6.75%, 7/1/12	1,700	1,910
Sunnyvale, Solid Waste Management, 5.50%, 10/1/17 (2)(4)	1,890	2,000
Tobacco Securitization Auth. of Southern California Tobacco Industry, 5.125%, 6/1/46	2,500	2,213
Torrance, Torrance Memorial Medical Center, 6.00%, 6/1/22	500	531
Univ. of California Regents, 4.75%, 5/15/24 (11)	1,500	1,514
Univ. of California Regents, 5.00%, 5/15/24 (11)	2,500	2,569
Vernon Electric, Malburg Generating Station, 5.30%, 4/1/26 (Prerefunded 4/1/08) (6)	1,000	1,010
Vernon Electric, Malburg Generating Station, 5.50%, 4/1/33 (Prerefunded 4/1/08) (6)	1,500	1,517
Washington Unified School Dist., COP, 5.125%, 8/1/37 (2)	2,000	2,044
West Hollywood CDA, East Side Redev., 5.75%, 9/1/33	1,000	1,024
West Sacramento Fin. Auth., 5.00%, 9/1/26 (3)	2,370	2,423
Whittier Health Fac., Presbyterian Intercommunity Hosp. 5.60%, 6/1/22 (Prerefunded 6/1/12) (6)	2,500	2,734
		291,374

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price California Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The California Tax-Free Bond Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on September 15, 1986. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and California state income taxes by investing primarily in investment-grade California municipal bonds.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Any income tax-related interest and penalties would be classified as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements Effective August 31, 2007, the fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The adoption of FIN 48 had no impact on the fund’s net assets or results of operations.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning March 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts During the six months ended August 31, 2007, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $43,625,000 and $28,757,000, respectively, for the six months ended August 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2007.

At August 31, 2007, the cost of investments for federal income tax purposes was $302,820,000. Net unrealized gain aggregated $8,539,000 at period-end, of which $10,765,000 related to appreciated investments and $2,226,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2007, expenses incurred pursuant to these service agreements were $49,000 for Price Associates and $47,000 for T. Rowe Price Services. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 7, 2007, the fund’s Board of Trustees (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price California Tax-Free Income Trust

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 15, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 15, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	October 15, 2007